UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 21, 2011

E. I. du Pont de Nemours and Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware   19898

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Consulting Agreement with Jeffrey L. Keefer

Jeffrey L. Keefer retired as Executive Vice President of the Company effective December 31, 2010.  To ensure his active participation on behalf of the Company in ongoing business matters, the Company has entered into a one-year consulting agreement with Mr. Keefer, effective as of his retirement, pursuant to which he shall be paid a $15,000 monthly retainer.  The agreement with Mr. Keefer contains customary provisions, including a restriction on his ability to take on any work that may create a conflict of interest, non-competition and non-solicitation covenants, protection of confidential information and reimbursement of all expenses associated with his performance under the agreement.

The foregoing description is qualified in its entirety by reference to the agreement, a copy of which is attached hereto as Exhibit 10.1.

Compensation Actions for Chair and Chief Executive Officer

On January 24, 2011, the Board of Directors took the following actions with respect to Ellen J. Kullman, Chair of the Board and Chief Executive Officer:

•                  Approved a 3% increase in Mrs. Kullman’s annual salary from $1.3 million to $1.339 million, effective March 1, 2011;

•                  Approved a short-term incentive payment for 2010 of $2.846 million under the Company’s Equity and Incentive Plan (“EIP”);

•                  Established a target short-term incentive award for 2011 for Mrs. Kullman under the Company’s EIP in the amount of $2.198 million; and

•                  Approved a long-term incentive award (“LTI Award”) for Mrs. Kullman, effective February 2, 2011, under the Company’s EIP. The award, which was approved at a value of $7.5 million, will be delivered in an equal mix, by fair value on the date of grant, of stock options, time-vested restricted stock units and performance-based restricted stock units.

The terms of the LTI Award will be materially consistent with the award terms that are on file with the Securities and Exchange Commission (“Commission”) as Exhibit 10.8 to the Company’s Form 10-Q Quarterly Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the quarterly period ended March 31, 2009.  The Company’s EIP is on file with the Commission as part of the Company’s Definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, which was filed on March 19, 2007

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

10.1        Consulting Agreement with Jeffrey L. Keefer, dated January 24, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

January 27, 2011